                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   October 15, 2003


                              WSI INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                      000-00619                 41-0691607
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


18151 Territorial Road,
Osseo, Minnesota                                                    55369
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (763) 428-4308
                                                     --------------

Items 1-6, and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued October 15, 2003.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, WSI Industries, Inc. hereby furnishes a press release, issued on October 15, 2003, disclosing material non-public information regarding its results of operations for the year ended August 31, 2003.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 WSI INDUSTRIES, INC.

                                                 By /s/ Paul D. Sheely
                                                    ----------------------------
                                                    Its Vice President, Finance
                                                    and Chief Financial Officer


Dated:   October 15, 2003